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                                                                    EXHIBIT 10.2


                                                                  EXECUTION COPY

                        PREFERRED EQUITY TRUST AGREEMENT

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                                TABLE OF CONTENTS

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ARTICLE I          ESTABLISHMENT AND PURPOSE OF THE TRUST...................................................................  3

   1.1        Purpose of the Trust..........................................................................................  3

   1.2        Transfer of Property to Trustee...............................................................................  3

   1.3        Relationship to the Plan......................................................................................  3

   1.4        Title to Trust Assets.........................................................................................  3

   1.5        Rights of Holders of Preferred Equity Trust Interests.........................................................  4

   1.6        Ownership and Control of Trust Fund...........................................................................  5

   1.7        Funding of the Trust..........................................................................................  5

ARTICLE II         PREFERRED EQUITY TRUST INTERESTS.........................................................................  5

   2.1        Identification of Holders of Preferred Equity Trust Interests.................................................  5

   2.2        Conflicting Claims to Beneficial Interests....................................................................  6

   2.3        Non-Transferability of Preferred Equity Trust Interests.......................................................  6

ARTICLE III        AUTHORITY, LIMITATIONS, DISTRIBUTIONS AND DUTIES.........................................................  6

   3.1        (a) Periodic Distribution; Withholding........................................................................  6

   3.2        Reporting Duties of the Trustee...............................................................................  7

   3.3        Termination of Trust..........................................................................................  8

   3.4        Continuance of Trust for Winding Up...........................................................................  8

   3.5        General Powers of the Trustee.................................................................................  8

   3.6        Limitation of Trustee's Authority............................................................................. 10

   3.7        Books and Records............................................................................................. 11

   3.8        Additional Powers............................................................................................. 11

   3.9        Compliance with Laws.......................................................................................... 11

   3.10       Voting of Shares.............................................................................................. 11

ARTICLE IV         THE TRUSTEE.............................................................................................. 12

   4.1        Generally..................................................................................................... 12

   4.2        Liability of Trustee and Indemnification...................................................................... 12

   4.3        Reliance by Trustee........................................................................................... 13

   4.4        Investment Powers............................................................................................. 13

   4.5        Requirement of Adequate Resources............................................................................. 14

   4.6        Expense Reimbursement and Compensation........................................................................ 14

   4.7        No Bond....................................................................................................... 14
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                               TABLE OF CONTENTS
                                  (CONTINUED)
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ARTICLE V          SUCCESSOR TRUSTEE........................................................................................ 14

   5.1        Removal....................................................................................................... 14

   5.2        Resignation................................................................................................... 14

   5.3        Simultaneous Removal and Resignation.......................................................................... 14

   5.4        Appointment of Successor Trustee.............................................................................. 15

ARTICLE VI         REPORTS TO BENEFICIARIES................................................................................. 15

   6.1        Reports....................................................................................................... 15

ARTICLE VII        AMENDMENT AND WAIVER..................................................................................... 15

   7.1        Amendment and Waiver.......................................................................................... 15

ARTICLE VIII       MISCELLANEOUS PROVISIONS................................................................................. 16

   8.1        Intention of Parties to Establish Trust....................................................................... 16

   8.2        Laws as to Construction/Jurisdiction.......................................................................... 16

   8.3        Severability.................................................................................................. 16

   8.4        Notices....................................................................................................... 16

   8.5        Fiscal Year................................................................................................... 17

   8.6        Prevailing Party.............................................................................................. 17

   8.7        Counterparts.................................................................................................. 17

   8.8        Entire Agreement.............................................................................................. 17

   8.9        Confidentiality............................................................................................... 17

   8.10       Headings...................................................................................................... 18
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

                        PREFERRED EQUITY TRUST AGREEMENT

            This Trust Agreement (the "Trust Agreement"), dated as of November 16, 2004, by and among Enron Corp. ("Enron"), Enron Metals & Commodity Corp., Enron North America Corp., Enron Power Marketing, Inc., PBOG Corp., Smith Street Land Company, Enron Broadband Services, Inc., Enron Energy Services Operations, Inc., Enron Energy Marketing Corp., Enron Energy Services, Inc., Enron Energy Services, LLC, Enron Transportation Services, LLC, BAM Lease Company, ENA Asset Holdings L.P., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Net Works LLC, Enron Industrial Markets LLC, Operational Energy Corp., Enron Engineering & Construction Company, Enron Engineering & Operational Services Company, Garden State Paper Company, LLC, Palm Beach Development Company, L.L.C., Tenant Services, Inc., Enron Energy Information Solutions, Inc., EESO Merchant Investments, Inc., Enron Federal Solutions, Inc., Enron Freight Markets Corp., Enron Broadband Services, L.P., Enron Energy Services North America, Inc., Enron LNG Marketing LLC, Calypso Pipeline, LLC, Enron Global LNG LLC, Enron International Fuel Management Company, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Liquid Fuels, Inc., Enron LNG Shipping Company, Enron Property & Services Corp., Enron Capital & Trade Resources International Corp., Enron Communications Leasing Corp., Enron Wind Corp., Enron Wind Systems, Inc., Enron Wind Energy Systems Corp., Enron Wind Maintenance Corp., Enron Wind Constructors Corp., EREC Subsidiary I, LLC, EREC Subsidiary II, LLC, EREC Subsidiary III, LLC, EREC Subsidiary IV, LLC, EREC Subsidiary V, LLC, Intratex Gas Company, Enron Processing Properties, Inc., Enron Methanol Company, Enron Ventures Corp., The New Energy Trading Company, EES Service Holdings, Inc., Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Enron Reserve Acquisition Corp., EPC Estates Services, Inc., f/k/a National Energy Production Corporation, Enron Power & Industrial Construction Company, NEPCO Power Procurement Company, NEPCO Services International, Inc., Caribe Verde (SJG) Inc., f/k/a San Juan Gas Company, Inc., EBF LLC, Zond Minnesota Construction Company LLC, Enron Fuels International, Inc., E Power Holdings Corp., EFS Construction Management Services, Inc., Enron Management, Inc., Enron Expat Services, Inc., Artemis Associates, LLC, Clinton Energy Management Services, Inc., LINGTEC Constructors L.P., EGS New Ventures Corp., Louisiana Gas Marketing Company, Louisiana Resources Company, LGMI, Inc., LRCI, Inc., Enron Communications Group, Inc., EnRock Management, LLC, ECI-Texas, L.P., EnRock, L.P., ECI-Nevada Corp., Enron Alligator Alley Pipeline Company, Enron Wind Storm Lake I LLC, ECT Merchant Investments Corp., EnronOnLine, LLC, St. Charles Development Company, L.L.C., Calcasieu Development Company, L.L.C., Calvert City Power I, L.L.C., Enron ACS, Inc., LOA, Inc., Enron India LLC, Enron International Inc., Enron International Holdings Corp., Enron Middle East LLC, Enron WarpSpeed Services, Inc., Modulus Technologies, Inc., Enron Telecommunications, Inc., DataSystems Group, Inc. Risk Management & Trading Corp., Omicron Enterprises, Inc., EFS I, Inc., EFS II, Inc., EFS III, Inc., EFS V, Inc., EFS VI, L.P., EFS VII, Inc., EFS IX, Inc., EFS X, Inc., EFS XI, Inc., EFS XII, Inc., EFS XV, Inc., EFS XVII, Inc., Jovinole Associates, EFS Holdings, Inc., Enron Operations Services, LLC, Green Power Partners I LLC, TLS Investors, L.L.C., ECT Securities Limited Partnership, ECT Securities LP Corp., ECT Securities GP Corp., KUCC Cleburne, LLC, Enron International Asset Management Corp., Enron Brazil Power Holdings XI Ltd., Enron Holding Company L.L.C., Enron Development Management Ltd., Enron International Korea Holdings Corp., Enron Caribe VI Holdings Ltd., Enron International Asia Corp., Enron Brazil Power Investments XI Ltd., Paulista Electrical Distribution, L.L.C., Enron Pipeline Construction

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Services Company, Enron Pipeline Services Company, Enron Trailblazer Pipeline
Company, Enron Liquid Services Corp., Enron Machine and Mechanical Services, Inc., Enron Commercial Finance Ltd., Enron Permian Gathering Inc., Transwestern Gathering Company, Enron Gathering Company, EGP Fuels Company, Enron Asset Management Resources, Inc., Enron Brazil Power Holdings I Ltd., Enron do Brazil Holdings Ltd., Enron Wind Storm Lake II LLC, Enron Renewable Energy Corp., Enron Acquisition III Corp., Enron Wind Lake Benton LLC, Superior Construction Company, EFS IV, Inc., EFS VIII, Inc., EFS XIII, Inc., Enron Credit Inc., Enron Power Corp., Richmond Power Enterprise, L.P., ECT Strategic Value Corp., Enron Development Funding Ltd., Atlantic Commercial Finance, Inc., The Protane Corporation, Enron Asia Pacific/Africa/China LLC, Enron Development Corp., ET Power 3 LLC, Nowa Sarzyna Holding B.V., Enron South America LLC, Enron Global Power & Pipelines LLC, Cabazon Power Partners LLC, Cabazon Holdings LLC, Enron Caribbean Basin LLC, Victory Garden Power Partners I LLC, Oswego Cogen Company, LLC and Enron Equipment & Procurement Company (collectively with Enron, as Debtors under the Plan (hereinafter defined), and, as applicable, the Reorganized Debtors under the Plan, the "Debtors") and Stephen Forbes Cooper, LLC as trustee (together with any successor trustee, the "Trustee").

                                   WITNESSETH

            WHEREAS, the Debtors' Supplemental Modified Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, including, without limitation, the Plan Supplement and the exhibits and schedules thereto, dated July 2, 2004 (as the same has been or may be amended, the "Plan") filed in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), provides for the establishment of the Preferred Equity Trust (as defined in the Plan) evidenced hereby (the "Trust") in accordance with the Plan.

            WHEREAS, the Trust is created pursuant to, and to effectuate, the Plan, and except with respect to the terms defined herein, all capitalized terms contained herein shall have the meanings ascribed to them in the Plan;

            WHEREAS, the Trust is created on behalf of, and for the sole benefit of, the holders of Allowed Enron Preferred Equity Interests in Class 383 (collectively, the "Beneficiaries");

            WHEREAS, the Plan provides that on the Effective Date the Enron Preferred Equity Interests are to be canceled and the Debtors shall issue the Exchanged Enron Preferred Stock (each class of which shall replace the corresponding canceled Enron Preferred Equity Interests with the same relative rights and priorities) to the Trust, to be held for the benefit of the Beneficiaries, and such Persons shall receive beneficial Preferred Equity Trust Interests, in the classes and in an aggregate number equal to the outstanding shares of Exchanged Enron Preferred Stock, which shall be allocated pro rata among the holders of the respective classes of the Allowed Enron Preferred Equity Interests in Class 383;

            WHEREAS, the Exchanged Enron Preferred Stock and any distributions to the Trust of Plan Currency and Trust Interests to be made under the Plan with respect to the Exchanged Enron Preferred Stock (such Plan Currency and Trust Interests referred to herein as

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the "Preferred Proceeds") and any Cash amounts contributed to the Trust to pay for Trust expenses shall collectively be referred to as the "Trust Assets" for the purposes of this Trust Agreement; and

            WHEREAS, the Trust is intended to qualify as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d);

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan, the Debtors and the Trustee agree as follows:

                                   ARTICLE I

                     ESTABLISHMENT AND PURPOSE OF THE TRUST

      1.1 Purpose of the Trust. The Trust is established for the sole purpose of holding the Exchanged Enron Preferred Stock and distributing the Preferred Proceeds, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. Accordingly, the Trustee shall, and hereby represents that it shall, in an expeditious but orderly manner, make timely distributions of the Preferred Proceeds and not unduly prolong the duration of the Trust. Nothing in this
Section 1.1 shall be deemed to permit the Trustee to sell, liquidate, distribute or otherwise transfer the Exchanged Enron Preferred Stock.

      1.2 Transfer of Property to Trustee. Pursuant to the Plan, the Debtors and the Trustee hereby establish the Trust on behalf of the holders of Allowed Enron Preferred Equity Interests (whether or not Allowed on or after the Effective Date), and on the Effective Date, Enron shall issue and deliver to the Trust, all of the Exchanged Enron Preferred Stock, free and clear of any Lien, Claim, Equity Interest, encumbrance or other interest in such property of any other Person or entity except as provided in the Plan. The Trustee agrees to accept and hold the Trust Assets in trust for the holders of the Preferred Equity Trust Interests, subject to the terms of this Trust Agreement.

      1.3 Relationship to the Plan. The principal purpose of this Trust Agreement is to aid in the implementation of the Plan and therefore this Trust Agreement incorporates the provisions of the Plan and the Confirmation Order (which may amend or supplement the Plan). To that end, the Trustee shall have full power and authority to take any action consistent with the purpose and provisions of the Plan, the Confirmation Order and this Trust Agreement. Additionally, the Trustee may seek any orders from the Bankruptcy Court, upon notice and an opportunity for a hearing in furtherance of implementation of the Plan, the Confirmation Order and this Trust Agreement. To the extent that there is conflict between the provisions of this Trust Agreement, the provisions of the Plan, or the Confirmation Order, each document shall have controlling effect in the following rank order: (1) the Confirmation Order; (2) the Plan; and (3) this Trust Agreement.

      1.4   Title to Trust Assets.

            (a) The transfer of the Trust Assets to the Trust shall be made by the Debtors for the benefit and on behalf of the holders of Allowed Enron Preferred Equity Interests (whether

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or not Allowed on or after the Effective Date). Upon the issuance of the
Exchanged Enron Preferred Stock, the Trustee shall have all right, title and interest in the Exchanged Enron Preferred Stock.

            (b) For all federal income taxes purposes (e.g. IRC Sections 61(a)(12), 483, 1001, 1012 and 1274), all parties (including, without limitation, the Debtors, the Trustee, and the holders of the Preferred Equity Trust Interests) shall treat the issuance of the Exchanged Enron Preferred Stock to the Trust in accordance with the terms of the Plan as an issuance to holders of Allowed Enron Preferred Equity Interests in Class 383 followed by a transfer by such holders to the Trust and the holders of Preferred Equity Trust Interests shall be treated as the grantors and owners thereof.

            (c) As of the date hereof, the Debtors hereby transfer, assign and deliver to the Trustee all of their right, title and interest in and to any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) associated with the Trust Assets (collectively, "Privileges"), which shall vest in the Trustee and its representatives.

            (d) On or after the date hereof, the Debtors shall (i) deliver or cause to be delivered to the Trustee any and all documents in connection with the Trust Assets (including those maintained in electronic format and original documents) whether held by the Debtors and each of their respective employees, agents, advisors, attorneys, accountants or any other professionals hired by the Debtors, and (ii) provide access to such employees of the Debtors and each of their respective agents, advisors, attorneys, accountants or any other professionals hired by the Debtors with knowledge of matters relevant to the Trust Assets. Upon the reasonable request of the Trustee, the Debtors shall provide the Trustee with a list of all documents in connection with the Trust Assets known to it but not held by it or any of its employees, agents, advisors, attorneys, accountants or any other professionals. Such list shall contain a description of each document, to the extent feasible, as well as the name of the Entity or Person holding such document.

            (e) At any time and from time to time on and after the date hereof, the Debtors agree (i) at the reasonable request of the Trustee to execute or deliver any instruments, documents, books, and records (including those maintained in electronic format and original documents as may be needed), and (ii) to take, or cause to be taken, all such further actions as the Trustee may reasonably request in order to evidence or effectuate the transfer of the Trust Assets and the Privileges to the Trust and the consummation of the transactions contemplated hereby, by the Plan and by the Confirmation Order and to otherwise carry out the intent of the parties hereunder and under the Plan and the Confirmation Order.

      1.5 Rights of Holders of Preferred Equity Trust Interests. The holders of the Preferred Equity Trust Interests shall be the beneficial owners of the Trust created by this Trust Agreement and the Trustee shall retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein. Each holder of Preferred Equity Trust Interests shall be entitled to participation in the rights and benefits due to a beneficiary according to his or her Preferred Equity Trust Interests, and each holder of Preferred Equity Trust Interests

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shall take and hold his or her Preferred Equity Trust Interests subject to all of the terms and provisions of this Trust Agreement, the Plan and the Confirmation Order.

      1.6 Ownership and Control of Trust Fund. Except as is hereinafter expressly provided, no holder of Preferred Equity Trust Interests shall have any title or right to, or possession, management or control of the Trust Assets, or any right to call for a partition, division or accounting of the Trust Assets, and no widower, widow, heir or devisee of any individual who may be a holder of Preferred Equity Trust Interests, or bankruptcy trustee, receiver or similar person of any holder of Preferred Equity Trust Interests shall have any right, statutory or otherwise (including any right of dower, homestead or inheritance, or of partition, as applicable), in any property forming a part of the Trust Assets, but the whole title to all of the Trust Assets shall be vested in the Trustee and the sole interest of the holders of Preferred Equity Trust Interests shall be the rights and benefits given to such persons under this Trust Agreement.

      1.7 Funding of the Trust. To the extent that the Cash and Cash Equivalents of the Trust are insufficient to satisfy expenses incurred by the Trust, the Trustee may request that the Debtors advance sufficient funds to the Trust to satisfy such expenses, which decision to provide such funds shall be in the sole discretion of the Debtors.

                                   ARTICLE II

                        PREFERRED EQUITY TRUST INTERESTS

      2.1 Identification of Holders of Preferred Equity Trust Interests. The record holders of Preferred Equity Trust Interests shall be recorded and set forth in a register maintained by the Trustee expressly for such purpose. The initial list of record holders of, and the allocation of the various classes of, Preferred Equity Trust Interests, as described below, shall be based on, and correspond to, the list of holders of the various classes of Allowed Enron Preferred Equity Interests in Class 383 as maintained by the Reorganized Debtor Plan Administrator pursuant to Section 18.1 of the Plan. All references in this Trust Agreement to holders shall be read to mean holders of record as set forth in the official register maintained by the Trustee and shall not mean any beneficial owner not recorded on such official register. Unless expressly provided herein, the Trustee may establish a record date, which he deems practicable for determining the holders for a particular purpose. Notwithstanding anything contained herein to the contrary, there shall be separate classes of Preferred Equity Trust Interests that (a) separately reflect the distributions and other economic entitlements and (b) maintain the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu per share basis; (2) then Series 3 Exchanged Preferred Stock; and (3) then Series 4 Exchanged Preferred Stock so that (a) the Series 1 Preferred Equity Trust Interests separately reflect the distributions and other economic entitlements of the Series 1 Exchanged Preferred Stock; (b) the Series 2 Preferred Equity Trust Interests separately reflect the distributions and other economic entitlements of the Series 2 Exchanged Preferred Stock; (c) the Series 3 Preferred Equity Trust Interests separately reflect the distributions and other economic entitlements of the Series 3 Exchanged Preferred Stock; (d) the Series 4 Preferred Equity Trust Interests separately reflect the distributions and other economic entitlements of the Series 4 Exchanged Preferred Stock.

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      2.2   Conflicting Claims to Beneficial Interests. If any conflicting claims or demands are made or asserted with respect to the ownership or control of the Preferred Equity Trust Interests of any holder thereof, or if there is any disagreement among persons claiming to be permitted successors of any Preferred Equity Trust Interests resulting in adverse claims or demands being made in connection with such Preferred Equity Trust Interests (an "Ownership Dispute"), then, in any of such events, the Trustee shall be entitled to refuse to comply with any demand or direction made by any party to such Ownership Dispute. In so refusing, the Trustee may elect to make no payment or distribution with respect to the Preferred Equity Trust Interests relating to the Ownership Dispute, or any part thereof, and to refer such Ownership Dispute to the Bankruptcy Court, which shall have exclusive jurisdiction over resolution of such Ownership Dispute. In so doing, the Trustee shall not be or become liable to any of such parties for its refusal to comply with any demand or direction made by them, nor shall the Trustee be liable for interest on any funds which it may so withhold. The Trustee shall be entitled to refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of the Bankruptcy Court or (ii) all differences have been resolved by a valid written agreement among all of such parties and the Trustee, which agreement shall include a complete release of the Trustee.

      2.3 Non-Transferability of Preferred Equity Trust Interests. The Preferred Equity Trust Interests shall not be certificated and shall not be transferable, assignable, pledged or hypothecated, in whole or in part, except with respect to a transfer by will or under the laws of descent and distribution. Any such transfer, however, shall not be effective until and unless the Trustee receives written notice of such transfer and has been provided with evidence satisfactory to it of the legal right of such transferee to such Preferred Equity Trust Interest.

                                  ARTICLE III

                AUTHORITY, LIMITATIONS, DISTRIBUTIONS AND DUTIES

      3.1   (a)   Periodic Distribution; Withholding. The Trustee shall
distribute at least annually to the holders of Preferred Equity Trust Interests all Preferred Proceeds; provided however, that prior to making any distribution to holders of Preferred Equity Trust Interests, the Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Trust Assets during liquidation, (ii) to pay reasonable administrative expenses (including the reasonable fees, costs and expenses of the Trustee and all professionals it retains and any taxes imposed on the Trust or in respect of the Trust Assets), and (iii) to satisfy other liabilities incurred or assumed by the Trust (or to which the Trust Assets are otherwise subject) in accordance with the Plan or this Trust Agreement. All such distributions shall be pro rata based on the number of Preferred Equity Trust Interests held by a holder compared with the aggregate number of Preferred Equity Trust Interests outstanding, subject to the terms of the Plan and this Trust Agreement. The Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement. Notwithstanding the foregoing, any distributions to be made on account of the separate classes of Preferred Equity Trust Interests shall be made in the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchange Preferred Stock and Series 2 Exchange Preferred Stock on a pari passu basis; (2) then Series 3 Exchange Preferred

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

Stock; and (3) then Series 4 Exchange Preferred Stock. Notwithstanding the forgoing, in no event shall any holder of Preferred Equity Trust Interests receive a distribution of Exchanged Enron Preferred Stock.

            (a) Manner of Payment or Distribution. All distributions made by the Trustee to holders of Preferred Equity Trust Interests shall be payable to the holders of the Preferred Equity Trust Interests of record as of the fifteenth (15th) day prior to the date scheduled for the distribution, unless such day is not a Business Day, in which case such day shall be the following Business Day. If the distribution shall be in Cash the Trustee shall distribute such Cash by wire, check or such other method as the Trustee deems appropriate under the circumstances.

            (b) Delivery of Trust Distributions. All distributions under this Trust Agreement to any holder of Preferred Equity Trust Interests shall be made at the address of such holder as set forth in the register or at such other address as such holder of Preferred Equity Trust Interests shall have specified for payment purposes in a written notice to the Trustee at least twenty (20) days prior to such distribution date. In the event that any distribution to any holder is returned as undeliverable, the Trustee shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Trustee has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided, however, that such undeliverable or unclaimed distributions shall be deemed unclaimed property at the expiration of one year from the date of distribution. The Trustee shall reallocate all undeliverable and unclaimed distributions for the benefit of all other Beneficiaries.

      3.2   Reporting Duties of the Trustee.

            (a) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Trustee of a private letter ruling if the Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Trustee), the Trustee shall file returns for the Trust as a grantor trust (consisting of separate shares for each class of Exchanged Enron Preferred Stock owned by the Trust) pursuant to Treasury Regulation Section 1.671-4(a) and in accordance with Section 27.7(a) of the Plan. The Trustee shall also annually send to each record holder of Preferred Equity Trust Interests a separate statement setting forth the holder's share of items of income, gain, loss, deduction, or credit and shall instruct all such holders to report such items on their federal income tax returns or to forward the appropriate information to the holders of Preferred Equity Trust Interests with instructions to report such items on their federal income tax returns.

            (b) Allocations of Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Preferred Equity Trust Interests (treating any holder of a Disputed Equity Interest, for this purpose, as a current holder of a Preferred Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Trust (including all distributions held in escrow pending the resolution of Ownership Disputes and Disputed Claims). Similarly, taxable loss of the Trust shall be allocated by

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reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Trust Assets. The tax book value of the Trust Assets for this purpose shall equal their fair market value on the date the Trust was created or, if later, the date such assets were acquired by the Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the Treasury Regulations and other applicable administrative and judicial authorities and pronouncements.

            (c) The Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Trust that are required by any governmental unit.

      3.3   Termination of Trust. The Trust shall terminate on the earlier of:
(i) thirty (30) days after the final distribution of all of the Preferred Proceeds in accordance with the terms of this Trust Agreement, the Plan and the Confirmation Order and the cancellation of the Exchanged Enron Preferred Stock and (ii) the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest on notice with an opportunity for a hearing, may extend the maximum term of the Trust set forth in this clause (ii) if it is necessary to the liquidation of the assets of the Trust. Notwithstanding the foregoing, multiple extensions of the maximum term of the trust set forth in clause (ii) of this Section can be obtained so long as Bankruptcy Court approval is obtained (in accordance with the procedures set forth in the preceding sentence) at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date. In any event, upon the termination of the Trust all of the Exchanged Enron Preferred Stock shall be canceled and otherwise void.

      3.4 Continuance of Trust for Winding Up. After the termination of the Trust and solely for the purpose of liquidating and winding up the affairs of the Trust, the Trustee shall continue to act as such until its duties have been fully performed. At such time, to the extent that any funds remain in the Trust that were provided to the Trustee by the Debtors to cover trust expenses, such funds shall be transferred to the Reorganized Debtor Plan Administrator for the purpose of distributing such funds to the Debtors in accordance with the Plan. Upon distribution of all Trust Assets, which shall not include a distribution of the Exchanged Enron Preferred Stock to the holders of Preferred Equity Trust Interests, the Trustee shall retain the books, beneficiary lists, registers, records and files which shall have been delivered to or created by the Trustee. At the Trustee's discretion, all of such records and documents may be destroyed in accordance with Section 3.7. Except as otherwise specifically provided herein, upon the distribution of all Trust Assets, the Trustee shall have no further duties or obligations hereunder except the obligations under Section 3.7 hereof.

      3.5 General Powers of the Trustee. In connection with the administration of the Trust, except as set forth in this Trust Agreement, the Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Trust. Without limiting, but subject to, the foregoing and to
Section 3.6 hereof, the Trustee shall be expressly authorized to:

            (a) hold legal title to any and all rights of the holders of the Preferred Equity Trust Interests in or arising from the Trust Assets, including, but not limited to, voting the

Exchanged Enron Preferred Stock (subject to Section 3.10), collecting any and all money and other property belonging to the Trust, and voting any claim or interest in a case under the Bankruptcy Code and receiving any distribution therein;

            (b) perform the duties, exercise the powers, and assert the rights of a trustee under sections 704 and 1106 of the Bankruptcy Code;

            (c) protect and enforce the rights to the Trust Assets by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium, or similar law and general principles of equity;

            (d) compromise, adjust, arbitrate, sue on or defend, pursue, prosecute abandon, or otherwise deal with and settle any cause of action or Ownership Dispute in favor of or against the Trust as the Trustee shall deem advisable;

            (e) determine and satisfy any and all liabilities created, incurred or assumed by the Trust;

            (f) file, if necessary, any and all tax and information returns with respect to the Trust and pay taxes properly payable by the Trust, if any;

            (g)   execute offsets against claims as provided for in the Plan;

            (h) assert or waive any Privileges or defense on behalf of the Trust;

            (i) pay all expenses and make all other payments relating to the Trust Assets;

            (j) retain and pay such independent law firms as counsel to the Trust as the Trustee may select to aid in the prosecution of any claims that constitute the Trust Assets, and to perform such other functions as may be appropriate. The Trustee may commit the Trust to and shall pay such independent law firms reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred. The Trustee may retain counsel on a nunc pro tunc basis, to a date prior to the Effective Date. A law firm shall not be disqualified from serving as independent counsel to the Trust solely because of its prior retention by the Debtors, the Creditors' Committee, or a member of the Creditors' Committee;

            (k) retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Trust as may be appropriate and to prepare and file any tax returns or informational returns for the Trust as may be required. The Trustee may retain an independent accounting firm on a nunc pro tunc basis, to a date prior to the Effective Date. The Trustee may commit the Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred. An independent public accounting firm shall not be disqualified from serving as independent counsel to the Trust solely because of its prior retention by the Debtors, the Creditors' Committee, or a member of the Creditors' Committee;

            (l) retain and pay such third parties as the Trustee may deem necessary or appropriate to assist the Trustee in carrying out its powers and duties under this Trust

Agreement. The Trustee may commit the Trust to and shall pay all such persons or entities reasonable compensation for services rendered and reasonable and documented out-of-pocket expenses incurred, as well as commit the Trust to indemnify any such parties in connection with the performance of services, on a nunc pro tunc basis, to a date prior to the Effective Date;

            (m) invest any moneys held as part of the Trust in accordance with the terms of Section 4.4 hereof, limited, however, to such investments that are consistent with the Trust's status as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684;

            (n) request any appropriate tax determination with respect to the Trust, including, without limitation, a determination pursuant to section 505 of the Bankruptcy Code;

            (o) establish and maintain a web site for the purpose of providing notice of Trust activities in lieu of sending written notice to holders of Preferred Equity Trust Interests, subject to providing notice to those holders referred to in Section 7.4 hereof;

            (p) seek the examination of any entity under, and subject to, the provisions of Bankruptcy Rule 2004; and

            (q) take or refrain from taking any and all actions the Trustee reasonably deems necessary for the continuation, protection, and maximization of the Trust Assets consistent with the purposes hereof.

      3.6   Limitation of Trustee's Authority.

            (a) Notwithstanding anything herein to the contrary, the Trustee shall not and shall not be authorized to engage in any trade or business or sell, liquidate or otherwise transfer any Trust Assets, other than to distribute Preferred Proceeds and perform such other activities pursuant to this Trust Agreement. Notwithstanding any other authority granted by Sections 3.1, 3.5 and
4.4 hereof, the Trustee is not authorized to engage in any investments or activities inconsistent with the treatment of the Trust as a liquidating trust within the meaning of Treasury Regulation Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684.

            (b) The Trustee shall be restricted to receiving the Exchanged Enron Preferred Stock, administering the Exchanged Enron Preferred Stock as provided in Section 1.2, receiving the Preferred Proceeds, and investing and reinvesting the Preferred Proceeds subject to the limitations provided in
Section 4.4, collecting income from the Trust Assets, and effecting the distributions specified in Section 3.1 and specified elsewhere in this Trust Agreement for the purposes of carrying out the terms of this Trust Agreement.

            (c) Neither the Trustee nor any of its agents shall sell, distribute or otherwise transfer the Exchanged Enron Preferred Stock.

      3.7   Books and Records.

            (a) The Trustee shall maintain in respect of the Trust and the holders of Preferred Equity Trust Interests books and records relating to the Trust Assets and income of the

Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained as reasonably necessary to facilitate compliance with the tax reporting requirements of the Trust. Nothing in this Trust Agreement requires the Trustee to file any accounting with respect to the administration of the Trust, or as a condition for managing any payment or distribution out of the Trust Assets. Holders of the Preferred Equity Trust Interests shall have the right upon five (5) Business Days' prior written notice delivered to the Trustee to inspect such books and records (including financial statements), provided that the Trustee, in a reasonable effort to preserve Privileges or confidential information or protect litigation or other strategies, may require such holder or such holder's authorized representatives to enter into a confidentiality agreement satisfactory in form and substance to the Trustee. Any books and records determined by the Trustee, in its sole discretion, not to be reasonably necessary for administering the Trust or for the Trustee's compliance with the provisions of this Trust Agreement may, to the extent not prohibited by applicable law or order, be destroyed.

            (b) Nothing contained in this Trust Agreement shall preclude the Trustee from seeking a judicial settlement of its accounts.

      3.8 Additional Powers. Except as otherwise set forth in this Trust Agreement or in the Plan, and subject to the Treasury Regulations governing Trusts and the retained jurisdiction of the Bankruptcy Court as provided for in the Plan, but without prior or further authorization, the Trustee may control and exercise authority over the Trust Assets and over the protection, conservation and disposition thereof. No Person dealing with the Trust shall be obligated to inquire into the authority of the Trustee in connection with the protection, conservation or disposition of the Trust Assets.

      3.9 Compliance with Laws. Any and all distributions of Preferred Proceeds shall be in compliance with applicable laws, including, but not limited to, applicable federal and state securities laws.

      3.10 Voting of Shares. The Trustee shall vote the shares of the Exchanged Enron Preferred Stock, (i) with regard to the removal of any director of Enron, only as unanimously recommended by the other directors of Enron, and (ii) with regard to all other matters, only as recommended by the Board of Directors of Enron in a resolution passed in accordance with Enron's bylaws. No holder of Preferred Equity Trust Interests shall be entitled to exercise any voting rights associated with the Enron Exchanged Preferred Stock whatsoever (whether related to the election of board members or otherwise), and all such rights shall be vested in the Trustee. Notwithstanding anything to the contrary, the provisions set forth in this Section 3.10 are irrevocable and may not be modified, amended, or revoked by any holder of Preferred Equity Trust Interests or any other Person.

                                   ARTICLE IV

                                   THE TRUSTEE

      4.1 Generally. The Trustee's powers are exercisable solely in a fiduciary capacity consistent with, and in furtherance of, the purposes of this Trust and the Plan, except that the Trustee may deal with the Trust Assets consisting solely of cash for its own account as permitted by Section 4.6 hereof.

      4.2   Liability of Trustee and Indemnification.

            (a) Indemnification of Trustee. To the fullest extent provided by applicable law, the Trustee shall be indemnified by and receive reimbursement from the Trust against and from any and all loss, liability, damage or reasonable and documented out-of-pocket expense that the Trustee may incur or sustain in the good faith exercise and performance of any of the powers and duties of the Trustee under this Trust Agreement, except for that which results from its own recklessness, gross negligence, willful misconduct, breach of fiduciary duty or knowing violation of the law. The Trustee may receive advance payments in connection with indemnification under this Section, provided that prior to receiving any such advance, the Trustee shall first have given a written undertaking to repay any amount advanced to it and to reimburse the Trust in the event it is subsequently determined that it is not entitled to such indemnification. The rights accruing to the Trustee by reason of the foregoing shall not be deemed to exclude any other right to which it may legally be entitled, nor shall anything else contained herein restrict the right of the Trustee to contribution under applicable law.

            (b) Indemnification for Taxes. To the fullest extent provided by applicable law, the Trust shall indemnify the Trustee against and hold the Trustee harmless from any and all liability for taxes assessable against the Trust that have been assessed against the Trustee personally for the Trust taxable year to which the return or audit or proceeding relates and for all losses, costs, and reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket legal and accounting fees and expenses) incurred by the Trustee in defending against any assessment of taxes for such year, except for that which results from its own recklessness, gross negligence, willful misconduct, breach of fiduciary duty or knowing violation of law. The Trust's obligations pursuant to this Section shall survive until the expiry of the applicable statute of limitations. Nothing in this Section shall limit the Trustee's entitlement to the benefit of the Trust Agreement's general reliance, standard of care, exculpation, and indemnification provisions with respect to taxes. All losses, claims, costs, reasonable and documented out-of-pocket expenses and liabilities (including reasonable legal and accounting fees and documented and out-of-pocket expenses) to be paid to the Trustee under this Section shall be paid in accordance with, and subject to the limitations set forth in, subsection (a) of this Section 4.2.

            (c) Liability to Third Persons. The Debtors shall not be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust or the affairs of the Trust, and no Trustee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust or the affairs of this Trust, for actions or omissions taken or made in good faith, and without such Person's own recklessness, gross negligence, willful misconduct, breach of fiduciary duty or knowing violation of law; and except as otherwise provided in this Trust Agreement, all such Persons shall look solely to the Trust Assets consisting solely of Cash or Cash Equivalents for satisfaction of claims of any nature arising in connection with affairs of the Trust.

            (d) Nonliability of Trustee for Acts of Predecessors. Any successor Trustee may accept and rely upon any accounting made by or on behalf of any predecessor Trustee hereunder, and any statement or representation made as to Trust Assets or as to any other fact bearing upon the prior administration of the Trust, unless the successor Trustee believes such accounting, statement or representation to be untrue. A Trustee shall not be liable for having accepted and relied upon such accounting, statement or representation if it is later proved to be incomplete, inaccurate or untrue. A Trustee or successor Trustee shall not be liable for any act or omission of any predecessor Trustee, nor have a duty to enforce any claims against any predecessor Trustee on account of any such act or omission.

            (e) Nonliability of Trustee for Acts of Others. Nothing contained in this Trust Agreement shall be deemed to be an assumption by the Trustee of any of the liabilities, obligations or duties of the Debtors, and shall not be deemed to be or contain a covenant or agreement by the Trustee to assume or accept any such liability, obligation or duty.

      4.3 Reliance by Trustee. Except as otherwise provided in Section 4.2 hereof:

            (a) the Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; and

            (b) Persons dealing with the Trustee shall look only to the Trust Assets consisting solely of Cash or Cash Equivalents to satisfy any liability incurred by the Trustee to such person in carrying out the terms of this Trust Agreement, and the Trustee shall have no personal obligation to satisfy any such liability. Nothing in this subsection (b) of Section 4.3 shall be deemed to permit the use of the Exchanged Enron Preferred Stock to satisfy such liabilities.

      4.4 Investment Powers. The right and power of the Trustee to invest Trust Assets, the proceeds thereof, or any income earned by the Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 3.1) in Cash Equivalents; provided, however, that the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise and provided, further, that, under no circumstances shall the Trust segregate the Trust Assets on the basis of classification of the holders of Preferred Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan or with respect to the separate classes of interests in the Trust referred to in
Section 2.1.

      4.5 Requirement of Adequate Resources. Notwithstanding any other provision of this Trust Agreement the Trustee shall not be required to take any action or enter into or maintain any claim, demand, action or proceeding relating to the Trust unless the Trustee shall have sufficient funds on hand for that purpose.

      4.6   Expense Reimbursement and Compensation.

            (a) The Trustee may retain as much or all of the Trust Assets consisting solely of Cash or Cash Equivalents including, without limitation, Preferred Proceeds that would otherwise be payable to holders of Preferred Equity Trust Interests pursuant to Section 3.1, as a reserve for the payment of reasonable and documented out-of-pocket expenses (except those resulting from its own gross negligence, recklessness, willful misconduct, breach of fiduciary duty or knowing violation of law) incurred by the Trustee as a result of the execution of its duties hereunder, including, but not limited to, reasonable and documented out-of-pocket legal and accounting expenses, reasonable expenses incurred or anticipated as a result of disbursements and payments made or to be made by the Trustee, and reasonable compensation for agents, counsel or other services rendered to the Trustee by third parties, and reasonable documented and out-of-pocket expenses incident thereto, including taxes of any kind whatsoever, and related interest and penalties, that may be levied or assessed under existing or future laws of any jurisdiction upon or in respect of the Trust or the Trust Assets.

      4.7 No Bond. Neither the Trustee nor any successor Trustee shall be obliged to file or furnish any bond or surety for the performance of its duties, unless otherwise ordered by a court of competent jurisdiction, and, if so ordered, all costs and expenses of providing such bond or surety shall be paid or reimbursed pursuant to Section 4.6 hereof.

                                   ARTICLE V

                                SUCCESSOR TRUSTEE

      5.1 Removal. The Trustee may be removed by the Bankruptcy Court. Such removal shall become effective on the date such action is taken by the Bankruptcy Court.

      5.2   Resignation. The Trustee may resign by giving not less than ninety
(90) days' prior written notice thereof to the Bankruptcy Court. Such resignation shall become effective on the later to occur of: (i) the day specified in such notice; or (ii) the appointment of a successor by the Bankruptcy Court and the acceptance by such successor of such appointment.

      5.3 Simultaneous Removal and Resignation. To the extent that the Trustee is removed pursuant to the terms specified in Section 5.1 above (a "Removal") or the Trustee resigns pursuant to the terms specified in Section 5.2 above (a "Resignation"), and the Trustee is then serving in any other capacity for or on behalf of any of the Reorganized Debtors or any of their Affiliates or is serving as Reorganized Debtor Plan Administrator, Disbursing Agent or as trustee of any other trust formed pursuant to the Plan (service by the Reorganized Debtor Plan Administrator in each such additional capacity, a "Responsibility" and collectively, the

"Responsibilities"), the Trustee shall be deemed to be terminated (for all purposes and without any further action) from each of its other Responsibilities upon its Removal or Resignation.

      5.4 Appointment of Successor Trustee. In the event of the death (in the case of a Trustee that is a natural person), dissolution (in the case of a Trustee that is not a natural person), resignation pursuant to Section 5.2 hereof, incompetency, or removal of the Trustee pursuant to Section 5.1 hereof, a successor trustee shall be appointed by Enron with the approval of the Bankruptcy Court upon entry of an order after an opportunity for hearing. Such appointment shall specify the date on which such appointment shall be effective. Every successor Trustee appointed hereunder shall execute, acknowledge, and deliver to the Bankruptcy Court and to the retiring Trustee an instrument accepting the appointment under this Trust Agreement and agreeing to be bound thereto, and thereupon the successor Trustee, without any further act, deed, or conveyance, shall become vested with all rights, powers, trusts, and duties of the retiring Trustee; provided, however, that a removed or resigning Trustee shall, nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee under the Trust all the estates, properties, rights, powers, and trusts of such predecessor Trustee.

                                   ARTICLE VI

                            REPORTS TO BENEFICIARIES

      6.1 Reports. As soon as practicable, the Trustee shall post on a website to which the Beneficiaries have access, and, while the Debtors' bankruptcy cases remain open, file with the Bankruptcy Court, reports setting forth in reasonable detail any material event or change that occurs with respect to the Trust, which, to the knowledge of the Trustee, affects the Beneficiaries hereunder, which reports shall not be required to be audited or in compliance with generally accepted accounting principles.

                                  ARTICLE VII

                              AMENDMENT AND WAIVER

      7.1 Amendment and Waiver. Any substantive provision of this Trust Agreement may be amended or waived by the Trustee, upon notice to those holders referred to in Section 8.4 hereof, with the approval of the Bankruptcy Court upon notice and an opportunity for a hearing; provided, however, technical amendments to this Trust Agreement may be made, as necessary to clarify this Trust Agreement or enable the Trustee to effectuate the terms of this Trust Agreement, by the Trustee without Bankruptcy Court approval and without notice to the Beneficiaries so long as notice has been filed with the Bankruptcy Court with such technical amendment attached thereto. Notwithstanding this Section 7.1, any waiver or amendments to this Trust Agreement shall not: (i) be inconsistent with the purpose and intention of the Trust to liquidate in an expeditious but orderly manner the Trust Assets in accordance with Treasury Regulation Section 301.7701-4(d); (ii) permit any distribution or other transfer by the Trust of the Exchanged Enron Preferred Stock; (iii) permit any transfer of the Preferred Equity Trust Interests other than in accordance with Section
2.3 hereof; or (iv) permit any amendment or waiver of this Section 7.1. Additionally, no change may be made to this Trust Agreement that would be inconsistent with the purpose and intention of the Trust as specified herein and in the Plan, adversely affect the distributions to be made under this Trust Agreement to any of the Beneficiaries, adversely affect the U.S. Federal income tax status of the Trust as a "liquidating trust" or adversely affect the rights of the Creditors' Committee or the ENA Examiner under the Plan or this Trust Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      8.1 Intention of Parties to Establish Trust. This Trust Agreement is intended to create a trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent herewith and, if necessary, this Trust Agreement may be amended to comply with such federal income tax laws, which amendments may apply retroactively.

      8.2 Laws as to Construction/Jurisdiction. This Trust Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws. Without limiting any Person or Entity's right to appeal any order of the Bankruptcy Court or to seek withdrawal of the reference with regard to any matter, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Trust Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Trust Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties, including the members of the Creditors' Committee, hereby consent to and submit to the exclusive jurisdiction and venue of the Bankruptcy Court.

      8.3 Severability. If any provision of this Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

      8.4 Notices. Any notice or other communication hereunder shall be in writing and shall be deemed to have been sufficiently given, for all purposes, if personally delivered or sent by mail, postage prepaid, or by telecopy addressed to the person for whom such notice is intended as follows (or such other address as may be designated by notice given in accordance with this Section):

            If to the Trustee:       Stephen Forbes Cooper, LLC
                                     900 Third Avenue
                                     New York, New York 10022
                                     Telephone: (212) 213-5555
                                     Telecopier: (212) 213-1749
                                     Attn:  Stephen F. Cooper
            with copies to:          Kroll Zolfo Cooper LLC
                                     900 Third Avenue
                                     New York, New York 10022
                                     Telephone: (212) 213-5555
                                     Telecopier: (212) 213-1749

            If to the Debtors:       c/o Enron Corp.
                                     1221 Lamar, Suite 1600
                                     Houston, Texas 77010-1221
                                     Attn: Reorganized Debtor Plan Administrator
                                     Telephone: (713)853-6161
                                     Telecopier: (713) 853-3129

            If to a holder of Preferred Equity Trust Interests:

                        To the name and address set forth on the registry maintained by the Trustee.

      8.5 Fiscal Year. The fiscal year of the Trust will begin on the first day of January and end on the last day of December of each year.

      8.6 Prevailing Party. If the Trustee or the Trust, as the case may be, is the prevailing party in a dispute regarding the provisions of this Trust Agreement or the enforcement thereof, the Trustee or the Trust, as the case may be, shall be entitled to collect any and all costs, reasonable and documented out-of-pocket expenses and fees, including attorneys' fees, from the non-prevailing party incurred in connection with such dispute or enforcement action. To the extent that the Trust has advanced such amounts, the Trust may recover such amounts from the non-prevailing party.

      8.7 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

      8.8 Entire Agreement. This Trust Agreement (including the recitals), the Plan, and the Confirmation Order constitute the entire agreement by and among the parties hereto regarding the subject matter hereof and there are no representations, warranties, covenants or obligations regarding the subject matter hereof except as set forth herein or therein. This Trust Agreement, the Plan and the Confirmation Order supersede all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the parties hereto, relating to any transaction contemplated hereunder. Except as otherwise specifically provided herein, in the Plan or in the Confirmation Order, nothing in this Trust Agreement is intended or shall be construed to confer upon or to give any person other than the parties thereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Trust Agreement.

      8.9 Confidentiality. Each predecessor Trustee and its representatives and the representatives of the Trustee (each a "Covered Person") shall, during the period that they serve in such capacity under this Trust Agreement and following either the termination of this Trust

Agreement or such Covered Person's removal, incapacity, or resignation hereunder, hold strictly confidential and not use for personal gain any material, non-public information of or pertaining to any entity to which any of the Trust Assets relates or of which it has become aware in its capacity (the "Information"), except to the extent disclosure is required by applicable law, order, regulation or legal process. In the event that any Covered Person is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar legal process) to disclose any Information, such Covered Person shall notify the Trustee reasonably promptly (unless prohibited by law) so that the Trustee may seek an appropriate protective order or other appropriate remedy or, in its discretion, waive compliance with the terms of this Section (and if the Trustee seeks such an order, the relevant Covered Person will provide cooperation as the Trustee shall reasonably request). In the event that no such protective order or other remedy is obtained, or that the Trustee waives compliance with the terms of this Section and that any Covered Person is nonetheless legally compelled to disclose the Information, the Covered Person will furnish only that portion of the Information, which the Covered Person, advised by counsel, is legally required and will give the Trustee written notice (unless prohibited by law) of the Information to be disclosed as far in advance as practicable and exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

      8.10 Headings. The section headings contained in this Trust Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

                                   Enron Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Managing Director and Assistant
                                                              General Counsel

                                   Enron Metals & Commodity Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron North America Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Power Marketing, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   PBOG Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Smith Street Land Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Broadband Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Energy Services Operations, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Energy Marketing Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Energy Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Energy Services, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Transportation Services, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   BAM Lease Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ENA Asset Holdings L.P.
                                   By:  Blue Heron I LLC, General Partner
                                          By: Whitewing Associates L.P., Sole
                                              Member
                                              By: Egret I LLC, Managing Member

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Gas Liquids, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Global Markets LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Net Works LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Industrial Markets LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Operational Energy Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Engineering & Construction Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Engineering & Operational Services
                                   Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Garden State Paper Company, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Palm Beach Development Company, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Tenant Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Energy Information Solutions, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EESO Merchant Investments, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Federal Solutions, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Freight Markets Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Broadband Services, L.P.
                                       By: Enron Broadband Services, Inc.,
                                                 General Partner

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Energy Services North America, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron LNG Marketing LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Calypso Pipeline, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Global LNG LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron International Fuel Management Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Natural Gas Marketing Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ENA Upstream Company LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Liquid Fuels, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron LNG Shipping Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron Property & Services Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Capital & Trade Resources International Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Communications Leasing Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EnronWind Systems, LLC, f/k/a EREC
                                       Subsidiary I, LLC and successor to
                                       Enron Wind Systems Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EnronWind Constructors LLC, f/k/a
                                       EREC Subsidiary II, LLC and successor to
                                       Enron Wind Constructors Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Wind Energy Systems LLC, f/k/a
                                       EREC Subsidiary III, LLC and successor to
                                       Enron Wind Energy Systems Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EnronWind Maintenance LLC, f/k/a
                                       EREC Subsidiary IV, LLC and successor to
                                       Enron Wind Maintenance Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Wind LLC, f/k/a
                                       EREC Subsidiary V, LLC and successor to
                                       Enron Wind Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Intratex Gas Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Processing Properties, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Methanol Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Ventures Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   The New Energy Trading Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EES Service Holdings, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Wind Development LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ZWHC LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Zond Pacific, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Reserve Acquisition Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EPC Estates Services, Inc., f/k/a
                                       National Energy Production Corporation

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Power & Industrial Construction Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   NEPCO Power Procurement Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   NEPCO Services International, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Caribe Verde (SJG) Inc., f/k/a
                                       San Juan Gas Company, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EBF LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Zond Minnesota Construction Company LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Fuels International, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   E Power Holdings Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   EFS Construction Management Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Management, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Expat Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Artemis Associates, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Clinton Energy Management Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   LINGTEC Constructors L.P.
                                       By: Enron Power Construction Company,
                                                   General Partner

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  Stephen D. Dowd
                                       Title: President and Chief Executive
                                              Officer

                                   EGS New Ventures Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Louisiana Gas Marketing Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Louisiana Resources Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   LGMI, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   LRCI, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Communications Group, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EnRock Management, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ECI-Texas, L.P.
                                       By: Enron Broadband Services, Inc.,
                                                    General Partner

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EnRock, L.P.
                                   By: Enrock Management, LLC, General Partner

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ECI-Nevada Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Alligator Alley Pipeline Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Wind Storm Lake ILLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ECT Merchant Investments Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EnronOnLine, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   St. Charles Development Company, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Calcasieu Development Company, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Calvert City Power I, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron ACS, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   LOA, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron India LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron International Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron International Holdings Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Middle East LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron WarpSpeed Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Modulus Technologies, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Telecommunications, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   DataSystems Group, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Risk Management & Trading Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Omicron Enterprises, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS I, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS II, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS III, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS V, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS VI, L.P.

                                       By:  EFS IV, Inc., General Partner

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS VII, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS IX, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS X, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS XI, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS XII, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS XV, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS XVII, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Jovinole Associates
                                   By:  EFS I, Inc. and EFS XIII, Inc., it's
                                                    Partners

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS Holdings, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Operations Services LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Green Power Partners I LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   TLS Investors, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ECT Securities Limited Partnership
                                       By: ECT Securities GP Corp., General
                                           Partner

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ECT Securities LP Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   ECT Securities GP Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   KUCC Cleburne, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron International Asset Management Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Brazil Power Holdings XI Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron Holding Company L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Development Management Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron International Korea Holdings Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Caribe VI Holdings Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron International Asia Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Brazil Power Investments XI Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Paulista Electrical Distribution, L.L.C.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Pipeline Construction Services Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Pipeline Services Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Trailblazer Pipeline Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Liquid Services Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Machine and Mechanical Services, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Commercial Finance Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron Permian Gathering Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Transwestern Gathering Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Gathering Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EGP Fuels Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Asset Management Resources, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Brazil Power Holdings I Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron do Brazil Holdings Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Enron Wind Storm Lake II LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Renewable Energy Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Acquisition III Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Wind Lake Benton LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Superior Construction Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS IV, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS VIII, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   EFS XIII, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Credit Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Power Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Richmond Power Enterprise, L.P.
                                        By: Enron-Richmond Power Corp. and
                                            Richmond Power Holdings, Inc.,
                                                     General Partners

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  Charles E. Schneider
                                       Title: President and Chief Executive
                                                                    Officer

                                   ECT Strategic Value Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Development Funding Ltd.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Chairman

                                   Atlantic Commercial Finance, Inc.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   The Protane Corporation

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Asia Pacific/Africa/China LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Development Corp.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   ET Power 3 LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Nowa Sarzyna Holding B.V.

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Authorized Representative

                                   Enron South America LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Enron Global Power & Pipelines LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Cabazon Power Partners LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Cabazon Holdings LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Caribbean Basin LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: President

                                   Victory Garden Power Partners ILLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Oswego Cogen Company, LLC

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Enron Equipment & Procurement Company

                                   By: /s/ K.Wade Cline
                                       ---------------------------------------
                                       Name:  K. Wade Cline
                                       Title: Vice President

                                   Stephen Forbes Cooper, LLC, as Trustee

                                   By: /s/ Stephen Forbes Copper
                                       ---------------------------------------
                                       Name:  Stephen Forbes Cooper
                                       Title: Manager